SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported) August 13, 1997


                        HYPERION TELECOMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)



       Delaware                       333-06957                   25-1669404
   (State or other              (Commission File Number)        (IRS Employer
jurisdiction of incorporation)                               Identification No.)




Main at Water Street -  Coudersport, PA                   16915
 (Address of principal executive offices)               (Zip Code)




        Registrant's telephone number, including area code (814) 274-9830


















Item 5.           Other Events

The attached information provides certain financial and business information of Hyperion Telecommunications, Inc. (the "Company") for the three months ended June 30, 1997, pursuant to Section 4.03(iii) of the Indenture dated April 15, 1996 with respect to the 13% Senior Discount Notes.


Item 7.  Financial Statements and Exhibits

(c)      The following exhibit is filed as part of this report on Form 8-K:

Exhibit 99.01   "Schedule E - Form of Financial Information and Operating Data
                 of the Subsidiaries and the Joint Ventures Presented by Cluster".


                                    SIGNATURE

         Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    August 13, 1997            HYPERION TELECOMMUNICATIONS, INC.
                                            (Registrant)


                                            By: /s/Timothy J. Rigas
                                            Timothy J. Rigas
                                            Vice Chairman, Treasurer and
                                            Chief Financial Officer

























EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.01              "Schedule E - Form of Financial Information and
                            Operating Data of the Subsidiaries and the Joint Ventures Presented by Cluster".